UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2011

ALBERTO-CULVER COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-32970	20-5196741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Armitage Avenue

Melrose Park, Illinois 60160

(Address of principal executive offices) (zip code)

(708) 450-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Alberto-Culver Company (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, February 24, 2011. Proxies were solicited pursuant to the Company’s proxy statement filed on January 27, 2011 (“Proxy Statement”) with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 102,744,748, and each share of common stock was entitled to one vote. The holders of 75,041,370 shares of common stock were present at the Annual Meeting, in person or by proxy.

At the Annual Meeting, the Company’s stockholders acted upon the following matters:

(i)	the election of three directors to the Board of Directors to hold office until the 2014 Annual Meeting of Stockholders;

(ii)	the approval of the compensation of the Company’s executives officers; and

(iii)	the frequency of advisory votes on the Company’s executive compensation.

The voting results reported below are final. There were no broker non-votes.

Proposal 1 — Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2014 Annual Meeting of Stockholders or until his successor is duly elected and qualified. The results of the election were as follows:

Nominee	For	Withheld
Thomas A. Dattilo	74,154,329	887,041
Jim Edgar	74,809,711	231,659
Sam J. Susser	73,516,110	1,525,260

The following individuals are duly elected directors of the Company whose term of service continues until:

(i)	the 2012 Annual Meeting of Stockholders: Carol L. Bernick, George L. Fotiades, King Harris and V. James Marino; and

(ii)	the 2013 Annual Meeting of Stockholders: James G. Brocksmith, Leonard H. Lavin, and Robert H. Rock, D.B.A.

Proposal 2 — Advisory Vote on Executive Compensation

The stockholders approved the Company’s compensation of its named executive officers as disclosed in the Compensation Discussion and Analysis, executive compensation tables and related narrative disclosures of the Proxy Statement. The results of the advisory vote were as follows:

For	Against	Abstain
69,253,056	669,503	5,118,811

Proposal 3 — Advisory Vote on Frequency of Advisory Votes on Executive Compensation

A plurality of the stockholders expressed their view that advisory votes on executive compensation, such as Proposal 2, occur every three years. The results of the advisory vote were as follows:

One Year	Two Years	Three Years	Abstain
28,272,966	150,149	41,893,144	4,725,111

In accordance with the recommendation of the Board of Directors and in light of the approval by shareholders, an advisory vote on executive compensation will occur every three years, with the next advisory vote occurring at the 2014 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBERTO-CULVER COMPANY

By:	/s/ Ralph J. Nicoletti
Name:	Ralph J. Nicoletti
Title:	Executive Vice President and Chief Financial Officer

Date: February 25, 2011

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